1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I,

John

P.

D.

Cato,

Chairman,

President

and

Chief

Executive

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1.
the Annual Report on Form 10-K of

the Company for the year

ended January 28, 2023 (the

“Report”)
fully complies with the requirements of

Section 13(a) or 15(d) of the

Securities Exchange Act of 1934;
and
2.
the information contained in the Report

fairly presents, in all material respects, the

financial condition and
results of operations of the Company.
Dated: March 23, 2023

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer